UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

September 1, 2023

DIGITAL BRANDS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-40400	46-1942864
(Commission File Number)	(IRS Employer Identification No.)

1400 Lavaca Street, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(209) 651-0172

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001	DBGI	The Nasdaq Stock Market LLC
Warrants, each exercisable to purchase one share of Common Stock	DBGIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Digital Brands Group, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide the following financial information with respect to the Company:

(1) unaudited balance sheets of the Company as of June 30, 2023 and December 31, 2022, and statement of operations for the six months ended June 30, 2023 and June 30, 2022, filed as Exhibit 99.1 and incorporated by reference herein;

(2) audited balance sheets of the Company as of December 31, 2022 and 2021, and the related statements of operations, members’ deficit, and cash flows, for the years then ended, and the related notes, filed as Exhibit 99.2 and incorporated by reference herein;

(3) unaudited balance sheets of Sunnyside, LLC, dba Sundry (“Sundry”), as of September 30, 2022 and December 31, 2021, and statement of operations for the nine months ended September 30, 2022 and September 30, 2021, filed as Exhibit 99.3 and incorporated by reference herein; and

(4) unaudited balance sheet of Sundry as of December 31, 2022, and the related statements of operations, members’ deficit, and cash flows, for the year then ended, and the related notes, filed as Exhibit 99.4 and incorporated by reference herein; and

(5) audited balance sheet of Sundry as of December 31, 2021, and the related statements of operations, members’ deficit, and cash flows, for the year then ended, and the related notes, filed as Exhibit 99.5 and incorporated by reference herein

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
23.1	Consent of dbbmckennon for Digital Brands Group, Inc.
23.2	Consent of dbbmckennon for Sunnyside, LLC, dba Sundry
99.1	Digital Brands Group, Inc. Financial Statements for June 30, 2023 and December 31, 2022
99.2	Digital Brands Group, Inc. Financial Statements for December 31, 2022 and 2021
99.3	Sunnyside, LLC, dba Sundry Financial Statements for September 30, 2022 and December 31, 2021
99.4	Sunnyside, LLC, dba Sundry Financial Statements for December 31, 2022
99.5	Sunnyside, LLC, dba Sundry Financial Statements for December 31, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL BRANDS GROUP, INC.

Date: September 1, 2023

	By:	/s/ John Hilburn Davis IV
	Name:	John Hilburn Davis IV
	Title:	President and Chief Executive Officer